FIRST AMENDMENT
TO THE
AMENDED AND RESTATED BORROWING AGREEMENT


	THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED BORROWING AGREEMENT (the "Amendment") dated as of May 3, 1996, is between SPS TRANSACTION SERVICES, INC. and DEAN WITTER, DISCOVER & CO.

	WHEREAS, Borrower and Lender are parties to an Amended and Restated Borrowing Agreement (the "Borrowing Agreement"), dated as of September 1, 1995, pursuant to which Lender has made certain loans to the Borrower; and

	WHEREAS, the Borrower and Lender desire to amend the Borrowing Agreement.

	NOW THEREFORE, the Borrowing Agreement is amended as follows:

1. Each capitalized term used in this Amendment (and not otherwise defined herein) shall have the same meaning as set forth in the Borrowing Agreement.

2.      The definition of "Commitment Termination Date" as set forth in
Section 1.01 of the Borrowing Agreement is hereby amended and henceforth shall read as follows:

"Commitment Termination Date" shall mean April 17, 1997.

3. Section 2.01(a) of the Borrowing Agreement is hereby amended in its entirety and henceforth shall read as follows:

	 (a) Revolving Loan Commitment. Subject to the terms and conditions of this Borrowing Agreement and relying upon representations, warranties and covenants of Borrower set forth herein, Lender shall make loans (all such loans made pursuant to this Section 2.01(a) being referred to herein collectively as the "Loans") to Borrower at any time and from time to time prior to the Commitment Termination Date, in an aggregate principal amount not exceeding at any one time outstanding $500,000,000 (the "Commitment"). Prior to the Commitment Termination Date, Lender shall have no obligation to make advances to the extent any requested advance would cause the principal amount outstanding under the Revolving Notes to exceed the Commitment, provided, that Lender may elect (but shall not be obligated) from time to time to make advances in excess of the Commitment.

4. Except as provided herein, the terms and conditions of the Borrowing Agreement shall remain in full force and effect.

	IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.

SPS TRANSACTION SERVICES, INC.           DEAN WITTER, DISCOVER & CO.

By: /s/ Thomas M. Goldstein              By: /s/ Birendra Kumar
   ----------------------------------       -----------------------------------

Title: Vice President, Finance           Title: Senior Vice President, Treasury
      -------------------------------          --------------------------------
A:\BORROW.AGR